INDEMNITY AND FEE AGREEMENT

                             BETWEEN

                            HEAT, INC.

                               AND

      THE PRINCIPAL SHAREHOLDERS OF THERMAL INDUSTRIES, INC.



January 6, 1997
                        TABLE OF CONTENTS

                                                             Page

Section 1.     Representations and Warranties of Seller. . . . .1

Section 2.     Representations and Warranties of Parent. . . . .1

Section 3.     Indemnity and Escrow. . . . . . . . . . . . . . .2
     (a)  Escrow . . . . . . . . . . . . . . . . . . . . . . . .2
     (b)  Indemnification of Parent by Sellers . . . . . . . . .2
     (c)  Limitations. . . . . . . . . . . . . . . . . . . . . .2
     (d)  Indemnification Procedures . . . . . . . . . . . . . .3
     (e)  Treatment of Indemnification Payments. . . . . . . . .5
     (f)  Other Indemnification Provisions . . . . . . . . . . .5
     (g)  Arbitration Procedure. . . . . . . . . . . . . . . . .6

Section 4.     Special Indemnity Fee.. . . . . . . . . . . . . .7

Section 5.     Remedies. . . . . . . . . . . . . . . . . . . . .7

Section 6.     Non-Competition; Non-Solicitation.. . . . . . . .8

Section 7.     Definitions . . . . . . . . . . . . . . . . . . .9

Section 8.     Miscellaneous . . . . . . . . . . . . . . . . . 10

                   INDEMNITY AND FEE AGREEMENT


          INDEMNITY AND FEE AGREEMENT (this "Agreement"), dated as of January 6, 1997 by and between Heat, Inc., a Delaware corporation ("Parent"), and the undersigned shareholders
("Sellers") of Thermal Industries, Inc., a Pennsylvania corporation (the "Company"). Cross-references to the defined terms used in this Agreement are set forth in Section 7.

          The Company, Parent and Heat Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") which provides, among other things, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company (the "Merger").

          As a condition to its willingness to enter into the Merger Agreement, Parent has requested that each of the Sellers agree, and each has agreed to grant Parent certain fee and indemnification obligations.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

          Section 1. Representations and Warranties of Seller. Sellers hereby represent and warrant to Parent as follows:

          (a) This Agreement is the legal, valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent such enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditor's rights generally or general principles of equity.

          (b) The execution of this Agreement by Sellers does not, and the performance by Sellers of the obligations of Sellers hereunder will not, constitute a violation of, conflict with or result in a default under any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which either Seller is a party or by which either Seller is bound or any judgment, decree or order applicable to either Seller.

          (c) Neither the execution and delivery of this Agreement, nor the performance by Sellers of Sellers' obligations hereunder will (i) assuming satisfaction of the requirements set forth in clause (ii) below, violate any provision of law applicable to either Seller; or (ii) except for the requirements of the Federal and state securities laws, require any consent or approval of, or filing with or notice to, any public body or authority under any provision of law applicable to either Seller.

          Section 2. Representations and Warranties of Parent. Parent hereby represents and warrants to Sellers that this Agreement is the legal, valid and binding agreement of Parent, enforceable in accordance with its terms, except to the extent such enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditor's rights generally or general principles of equity.

          Section 3.     Indemnity and Escrow.

          (a) Escrow. Upon the effective date of the Merger (the "Effective Date") and receipt of the consideration for the shares of the Company's common stock, par value $.01 per share (the "Shares"), owned by Sellers immediately prior to the Effective Date, Sellers agree that they will deposit, and hereby direct the Paying Agent (as defined in the Merger Agreement) to deposit, $1,000,000 in cash into an escrow account (the "Escrow") established pursuant to the terms of that certain Escrow Agreement by and among Parent, Sellers and an escrow agent (the "Escrow Agent") substantially in the form of Exhibit A attached hereto. The Escrow will be available to satisfy any amounts owing to Parent pursuant to Section 3(b), and, other than pursuant to this Section 3, Parent and its affiliates shall not assert, directly or indirectly, any claim, proceeding or action against the Sellers with respect to the Merger Agreement, this Agreement (other than to enforce Sections 3, 4 and 6 hereof) or any action or inaction of the Sellers acting in their capacity as officers, directors, shareholders or employees of the Company occurring prior to the Merger (except claims relating to or arising out of the fraudulent acts or failure to act by any of David Weis, Eric Rascoe or David Rascoe). Except as otherwise permitted under the Escrow Agreement, assuming consummation of the transactions contemplated herein and in the Merger Agreement, after the Effective Date, Sellers shall not assert, directly or indirectly, any claim, proceeding or action against Parent, HIG or their affiliates with respect to this Agreement (other than to enforce Section 3), the Merger Agreement or any action or inaction of Parent, HIG or any of their affiliates relating to or in connection with the Company, the Merger Agreement or this Agreement (except claims relating to or arising out of the fraudulent acts or failure to act by Parent, HIG or its affiliates).

          (b) Indemnification of Parent by Sellers. Subject to the limitations set forth in Section 3(c), after the Effective Date, Sellers, jointly and severally, will indemnify Parent, its subsidiaries and its respective officers and directors (each, a "Parent Indemnitee") and hold each Parent Indemnitee harmless from and against any loss, liability, deficiency, damage or expense (including reasonable legal expenses and costs and any cost or expense arising from or incurred in connection with any action, suit, proceeding, claim or judgement relating to any matter described below, or in enforcing the indemnity provided by this
Section 3(b)) (any such amount being a "Loss"), which such Parent Indemnitee may suffer, sustain or become subject to, as a result of
(i) any breach by the Company of any representation or warranty set forth in this Agreement or in Article III of the Merger Agreement (it being understood that the representations and warranties of the Company contained in the Merger Agreement shall survive for purposes of this Section 3) and (ii) any claim arising from or related to Geneva National Condominium Master Association v. Thermal Industries, Inc., et al., Case No. 96-CV-81, or any appeals thereof (the "Geneva Litigation").

          (c) Limitations. Sellers' indemnification obligation set forth in Section 3(b) is subject to the following limitations:

          (i) Notice. A Parent Indemnitee must give Sellers written notice of any indemnification claim in respect of such Losses within 18 months after the Closing Date which notice specifies in reasonable detail the basis for such claim.

          (ii)      Dollar Cap.    Sellers shall not be obligated
                    to indemnify the Parent Indemnities for Losses covered by Section 3(b) in excess of $1,000,000 in the aggregate.

          (iii) Per Claim Dollar Basket. Sellers shall not be obligated to indemnify the Parent Indemnities for any single Loss covered by clause (i) of
                    Section 3(b) (consolidating into any single
                    Loss any series of related events, factors or circumstances giving rise to liability on the same or a substantially related basis) unless such Loss exceeds $100,000 in which case Sellers shall be obligated to indemnify the Parent Indemnities for the full amount of such Loss (subject to the other limitations set forth in clauses (i) and (ii) of this Section
                    3).

          (iv) Special Dollar Threshold. Sellers shall not be obligated to indemnify the Parent Indemnitees for Losses covered by clause (ii) of Section 3(b) unless the aggregate amount of such Losses (other than attorney's fees, costs and expenses) exceed $200,000 (without taking into account any such Losses with respect to which the Parent Indemnities receive insurance proceeds or which are paid directly through insurance coverage) in which case Sellers shall be obligated to indemnify the Parent Indemnitees for all of such Losses (other than attorney's fees, costs and expenses and any such Losses with respect to which the Parent Indemnities receive insurance proceeds or which are paid directly through insurance coverage) in excess of $200,000 (subject to the other limitations set forth in clauses (i) and (ii) of this Section 3).

In addition, a Parent Indemnitee's remedy for any indemnification claim pursuant to Section 3(b) shall be limited to and satisfied solely from the Escrow.

          (d)  Indemnification Procedures.

          (i) Notice of Claim. Any Party making a claim for indemnification under Section 3(b) (the "Indemnified Party") will notify the Party from whom indemnification is claimed (the "Indemnifying Party") of the claim in writing promptly after receiving written notice of any action, lawsuit, proceeding, investigation or other claim (a "Proceeding") against it (if by a third party) or discovering the liability, obligation or facts giving rise to such claim for indemnification. Such notice will describe the claim, the amount thereof (to the extent then known and quantifiable), and the basis therefor, in each case to the extent known to the Indemnified Party. Subject to the provisions of Section 3(c)(i), the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party of its obligations under
Section 3(b) except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnifying Party is obligated to be greater than such damages would have been had the Indemnified Party given the Indemnifying Party prompt notice hereunder.

          (ii) Assumption of Defense. Any Indemnifying Party shall be entitled to participate in the defense of such action, lawsuit, proceeding, investigation or other claim giving rise to an Indemnified Party's claim for indemnification at such Indemnifying Party's expense, and at its option (subject to the limitations set forth below) and its expense shall be entitled to appoint a nationally recognized and reputable counsel acceptable to the Indemnified Party to be the lead counsel in connection with such defense; provided that prior to the Indemnifying Party assuming control of such defense it shall first verify to the Indemnified Party in writing that such Indemnifying Party shall be fully responsible (with no reservation of any rights) for all liabilities and obligations relating to the entire matter which gives rise to such claim for indemnification and that it will provide full indemnification (whether or not otherwise required hereunder), to the extent of the Escrow, to the Indemnified Party with respect to such matter, action, lawsuit, proceeding, investigation, or other claim giving rise to such claim for indemnification hereunder; and provided, further, that:

               (1) the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose; provided that the fees and expenses of such separate counsel shall be borne by the Indemnified Party (other than any fees and expenses of such separate counsel that are incurred prior to the date the Indemnifying Party effectively assumes control of such defense which, notwithstanding the foregoing, shall be borne by the Indemnifying Party);

               (2) the Indemnifying Party shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by the Indemnified Party if
          (v) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indict-ment, allegation or investigation; (w) the Indemnified Party reasonably believes that an adverse determination with respect to the action, lawsuit, investigation, proceeding or other claim giving rise to such claim for indemnification would be detrimental to or injure the Indemnified Party's reputation or future business prospects; (x) the claim seeks an injunction or equitable relief against the Indemnified Party; (y) the claim involves intellectual property matters in which case the Indemnified Party shall have sole control and management authority over the resolution of such claim, including hiring legal counsel and intellectual property - consultants, negotiating with the U.S. Patent Office and other governmental authorities and third parties and defending or settling claims and actions; or (z) upon petition by the Indemnified Party, an appropriate court rules that the Indemnifying Party failed or is failing to vigorously prosecute or defend such claim;

               (3) if the Indemnifying Party does not assume control of the defense of any such claim within ten business days after the Indemnified Party provides notice of such claim pursuant to Section 3(d)(i), then the Indemnified Party may enter into any settlement of such claims and such settlement will be binding upon the Indemnifying Party for purposes of determining whether any amount of indemnification is payable pursuant to
          Section 3(b); provided that so long as the Indemnifying Party is not prohibited under clause (2) of this Section 3(d)(ii) from assuming control of the defense of such claim (except in the event that such prohibition is solely the result of clause (2)(w) of this Section or solely the result of clause (2)(x) of this Section), the Indemnified Party will obtain the prior consent (which consent shall not be unreasonably withheld) of the Indemnifying Party prior to entering into any such settlement; and

               (4) if the Indemnifying Party assumes control of the defense of any such claim, then the Indemnifying Party will obtain the prior written consent of the Indemnified Party before entering into any settlement of such claim or ceasing to defend such claim if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief will be imposed against the Indemnified Party or if such settlement does not expressly and unconditionally release the Indemnified Party from all liabilities and obligations with respect to such claim, without prejudice. Notwithstanding the foregoing, if the Indemnified Party is controlling the defense of such claim, the Indemnifying Party shall not be liable for any settlement effected without its prior written consent (which shall not be unreasonably withheld).

As used in this Section 3, the term "settlement" refers to any settlement, compromise, consent or similar decree, or election to permit default judgment to be entered in respect of any claim.

          (e) Treatment of Indemnification Payments. Each Party will treat all payments made pursuant to Section 3(b) as adjustments to the purchase price paid for the Sellers' Shares in connection with consummation of the Merger for all purposes. Each Party agrees to use reasonable efforts to seek recovery under any insurance coverage which such Party may have in respect of any Loss; provided that, to the extent not already taken into account, a Party's Loss will include any increased premium which results from seeking such recovery or the occurrence or existence of any fact or circumstance giving rise to such Loss.

          (f) Other Indemnification Provisions. Each Seller hereby agrees that he will not make any claim for indemnification hereunder against the Company by reason of the fact that he was a stockholder, director, officer, employee, or agent of the Company or was serving at the request of the Company as a partner, trustee, director, officer, employee, or other agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses or expenses) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Company against such Seller if such action, suit, proceeding, complaint, claim or demand is pursuant to this Agreement; it being understood that the foregoing limitation is not intended to apply to any indemnification obligations owed to Sellers with respect to any action, suit, proceeding, complaint, claim or demand unrelated to this Agreement and the transactions contemplated hereby. Each Seller hereby acknowledges that he will have no claims or right to contribution or indemnity from the Company with respect to amounts paid by such Seller pursuant to
Section 3(b).

          (g)  Arbitration Procedure.

          (i) Parent and Sellers agree that the arbitration procedure set forth below shall be the sole and exclusive method for resolving and remedying claims for money damages arising out of the provisions of Section 3(b) (the "Disputes"). Nothing in this
Section 3(g) shall prohibit a party hereto from instituting litigation to enforce any Final Determination. The parties hereby agree and acknowledge that, except as otherwise provided in this
Section 3(g) and in the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, the arbitration procedures and any Final Determination hereunder shall be governed by, and shall be enforced pursuant to the Uniform Arbitration Act and applicable provisions of Pennsylvania law.

          (ii) In the event that any party asserts that there exists a Dispute, such party shall deliver a written notice to each other party involved therein specifying the nature of the asserted Dispute and requesting a meeting to attempt to resolve the same.
If no such resolution is reached within ten business days after such delivery of such notice, the party delivering such notice of Dispute (the "Disputing Person") may, within 45 business days after delivery of such notice, commence arbitration hereunder by delivering to each other party involved therein a written notice of arbitration (a "Notice of Arbitration") and by filing a copy of such Notice of Arbitration with the City of Pittsburgh office of the American Arbitration Association. Such Notice of Arbitration shall specify the matters as to which arbitration is sought, the nature of any Dispute, the claims of each party to the arbitration and shall specify the amount and nature of any damages, if any, sought to be recovered as a result of any alleged claim, and any other matters required by the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time to be included herein, if any.

          (iii) Sellers and Parent each shall select an independent arbitrator expert in the subject matter of the Dispute (the arbitrators so selected shall be referred to herein as "Sellers' Arbitrator" and "Parent's Arbitrator", respectively). In the event that either party fails to select an independent arbitrator as set forth herein within 20 days from delivery of a Notice of Arbitration, then the matter shall be resolved by the arbitrator selected by the other party. Sellers' Arbitrator and Parent's Arbitrator shall select a third independent arbitrator expert in the subject matter of the dispute, and the three arbitrators so selected shall resolve the matter according to the procedures set forth in this Section 3(g). If Sellers' Arbitrator and Parent's Arbitrator are unable to agree on a third arbitrator within 20 days after their selection, Sellers' Arbitrator and Parent's Arbitrator shall each prepare a list of three independent arbitrators. Sellers' Arbitrator and Parent's Arbitrator shall each have the opportunity to designate as objectionable and eliminate one arbitrator from the other arbitrator's list within 7 days after submission thereof, and the third arbitrator shall then be selected by lot from the arbitrators remaining on the lists submitted by Sellers' Arbitrator and Parent's Arbitrator.

          (iv) The arbitrator(s) selected pursuant to paragraph
(iii) will determine the allocation of the costs and expenses of arbitration based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For example, if Parent submits a claim for $1,000 and if Sellers contest only $500 of the amount claimed by Parent, and if the arbitrator(s) ultimately resolves the dispute by awarding $300 of the $500 contested, then the costs and expenses of arbitration will be allocated 60% (i.e. 300 divided by 500) to Sellers and 40% (i.e. 200 divided by 500) to Parent.

          (v) The arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, except as otherwise set forth herein or as modified by the agreement of all of the parties to this Agreement. The arbitrator(s) shall so conduct the arbitration that a final result, determination, finding, judgment and/or award (the "Final Determination") is made or rendered as soon as practicable, but in no event later than 90 business days after the delivery of the Notice of Arbitration nor later than 10 days following completion of the arbitration. The Final Determination must be agreed upon and signed by the sole arbitrator or by at least two of the three arbitrators (as the case may be). The Final Determination shall be final and binding on all parties and there shall be no appeal from or examination of the Final Determination, except for fraud, perjury, evident partiality or misconduct by an arbitrator prejudicing the rights of any party and to correct manifest clerical errors.

          (vi) Parent and Sellers may enforce any Final Determination in any state or federal court having jurisdiction over the dispute; provided that any amounts owed to Parent pursuant to Section 3(b) in accordance with Final Determination shall be satisfied solely from the Escrow. For the purpose of any action or proceeding instituted with respect to any Final Determination, each party hereto hereby irrevocably submits to the jurisdiction of such courts, irrevocably consents to the service of process by registered mail or personal service and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have as to personal jurisdiction, the laying of the venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding brought in such court has been brought in an inconvenient forum.

          Section 4.     Special Indemnity Fee.   If during the
nine-month period following a termination of the Merger Agreement the result of which is that the Company is obligated to pay to Parent the Break-Up Fee described in Section 5.10 of the Merger Agreement, the Company's Board of Directors authorizes or recommends, or the Company enters into an agreement to consummate or closes, an Acquisition Transaction (other than the Merger), then the Sellers shall pay to Parent a fee equal to (i) the difference between the price per Share paid in connection with the closing of such Acquisition Transaction and $15.00, multiplied by (ii) the number of Shares owned by Sellers immediately prior to such closing (the "Special Indemnity Fee"). Sellers acknowledge that the payment of the Special Indemnity Fee in accordance with this
Section 4 is a material inducement to Parent and the Merger Sub to enter into the Merger Agreement and is intended to compensate Parent and the Merger Sub for the opportunity costs and risks of entering into the Merger Agreement.

          Section 5. Remedies. The parties hereto agree that if for any reason Parent or either Seller shall have failed to perform its obligations under this Agreement, then any party hereto seeking to enforce this Agreement against such nonperforming party shall be entitled to apply for specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief and also agree to stipulate that there has been irreparable harm. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

          Section 6. Non-Competition; Non-Solicitation. As a condition precedent to Parent's obligation to enter into and perform its obligations under the Merger Agreement, each Seller agrees that:

          (a) For a period of five (5) years after the Closing Date (the "Non-Competition Period"), such Seller shall not, directly or indirectly, either for himself or for any other person, "participate" anywhere in the world in the business as currently conducted by or as proposed to be conducted by the Company and its Subsidiaries (the "Business"); provided that Sellers shall not be prohibited by the provisions of this Section 6 from engaging in the business of selling in the retail market in the State of Florida products manufactured and sold by Parent or the Company to Sellers. For purposes of this Agreement, the term "participate" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, franchisor, franchisee, creditor, owner or otherwise; provided, that the term "participate" shall not include ownership of less than 2% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market.

          (b) During the Non-Competition Period, such Seller will not divulge or appropriate for his own use, or for the use of any third party, any secret or confidential information or knowledge obtained by such Seller concerning the Business. This obligation of secrecy shall not apply to information which (i) is or becomes part of the public domain other than through breach of this Agreement or through the fault of such Seller from an unaffiliated source, which source has no obligation of secrecy to Parent, (ii) is required to be disclosed by law or government order (but only to the extent so required), or (iii) is used by such Seller in any other lines of business (but only to the extent so used).

          (c) During the two-year period following the Closing Date, such Seller shall not solicit the employment (in any capacity) of or hire directly or through another entity any employee of the Business or any person who was an employee of the Business during the six-month period immediately preceding the date of such solicitation or hire without the prior written consent of Parent.

          (d) If, at the time of enforcement of this Section 6, a court holds that the duration, scope, geographic area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, geographic area or other restrictions deemed reasonable under such circumstances by such court shall be substituted for the stated duration, scope, geographic area or other restrictions.

          (e) Such Seller recognizes and affirms that in the event of breach of any of the provisions of this Section 6, money damages would be inadequate and Parent and its affiliates would have no adequate remedy at law. Accordingly, such Seller agrees that Parent and its affiliates shall have the right, in addition to any other rights and remedies existing in their favor, to enforce their rights and such Seller's obligations under this Section 6 not only by an action or actions for damages, but also by an action or actions for specific performance, injunctive and/or other equitable relief in order to enforce or prevent any violations (whether anticipatory, continuing or future) of the provisions of Section 6 (including, without limitation, the extension of the Non-Competition Period by a period equal to (i) the length of the violation of this Section 6 plus (ii) the length of any court proceedings necessary to stop such violation). In the event of a breach or violation by such Seller of any of the provisions of this
Section 6 the running of the Non-Competition Period (but not of such Seller's obligations under this Section 6) shall be tolled with respect to such Seller during the continuance of any actual breach or violation.

          Section 7.     Definitions.

          "Acquisition Transaction" has the meaning set forth in the Merger Agreement.

          "Agreement" has the meaning set forth in the preamble.

          "Business" has the meaning set forth in Section 6(a).

          "Company" has the meaning set forth in the preamble.

          "Disputes" has the meaning set forth in Section 3(g)(i).

          "Disputing Person" has the meaning set forth in Section 3(g)(ii).

          "Effective Date" has the meaning set forth in Section 3(a).

          "Escrow" has the meaning set forth in Section 3(a).

          "Escrow Agent" has the meaning set forth in Section 3(a).

          "Final Determination" has the meaning set forth in Section 3(g)(v).

          "Geneva Litigation" has the meaning set forth in Section 3(b).

          "Indemnified Party" has the meaning set forth in Section 3(d)(i).

          "Indemnifying Party" has the meaning set forth in Section 3(d)(i).

          "Loss" has the meaning set forth in Section 3(b).

          "Merger" has the meaning set forth in the preamble.

          "Merger Agreement" has the meaning set forth in the preamble.

          "Merger Sub" has the meaning set forth in the preamble.

          "Non-Competition Period" has the meaning set forth in Section 6(a).

          "Notice of Arbitration" has the meaning set forth in Section 3(g)(ii).

          "Parent" has the meaning set forth in the preamble.

          "Parent Indemnitee" has the meaning set forth in Section 3(b).

          "Parent's Arbitrator" has the meaning set forth in Section 3(g)(iii).

          "Participate" has the meaning set forth in Section 6(a).

          "Proceeding" has the meaning set forth in Section 3(d)(i).

          "Seller's Arbitrator" has the meaning set forth in Section 3(g)(iii).

          "Sellers" has the meaning set forth in the preamble.

          "settlement" has the meaning set forth in Section 3(d)(ii).

          "Shares" has the meaning set forth in Section 3(a).

          "Special Indemnity Fee" has the meaning set forth in Section 4.

Section 8.     Miscellaneous.

          (a) Assignment. This Agreement shall not be assignable by the parties hereto, except that Parent may assign this Agreement to a wholly owned subsidiary of Parent. This Agreement shall be binding upon Sellers and Sellers' heirs, successors and assigns by will or by the laws of descent.

          (b) Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to Sellers and to Parent as follows (or at such other address for a party as shall be specified by like notice):

          If to Parent:

          HIG Capital Management, Inc.
          1001 S. Bayshore Drive
          Suite 2708
          Miami, FL  33131
          Attn:     Brian D. Schwartz

          with a copy to:

          Kirkland & Ellis
          200 E. Randolph Drive
          Chicago, IL 60601
          Attn:  James L. Learner

          If to Sellers:

          Eric Rascoe
          524 Sandrae Dr.
          Pittsburgh, PA 15243

          David Weis
          144 Thornberry Dr.
          Pittsburgh, PA 15235

          with a copy to:

          Buchanan Ingersoll
          Professional Corporation
          One Oxford Center
          301 Grant Street
          Pittsburgh, PA 15129-1410
          Attn:  Lewis U. Davis, Jr.

          (d) Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effects, by the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws thereof.

          (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court or a governmental agency of competent jurisdiction to be invalid, void or unenforceable, or cause any party hereto to be in violation of any applicable provision of law, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected impaired or invalidated.

          (f) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same agreement.

          (g) Effect of Headings. The headings contained herein are for convenience of reference only and shall not affect the meaning or interpretation hereof.

                  *      *      *      *      *

          IN WITNESS WHEREOF, Parent and Sellers have caused this
Agreement to be signed as of the date first above written.


                              HEAT, INC.


                              By:  __/s/ Anthony Tamer______________________
                                   ANTHONY TAMER


                              SELLERS:

                              By:  __/s/ David H. Weis______________________
                              DAVID H. WEIS




                              By:  __/s/ ric Rascoe_________________________
                              ERIC RASCOE




                             EXHIBIT A

                         ESCROW AGREEMENT


          THIS ESCROW AGREEMENT (this "Escrow Agreement") is made as of ______________ __, 1997 by and among Heat Inc., a Delaware corporation ("Parent"), David H. Weis and Eric Rascoe (each, a "Seller", and together referred to as the "Sellers"), and __________________, as escrow agent (the "Escrow Agent"). Parent and the Sellers sometimes are referred to herein individually as a "Party" and collectively as the "Parties."

          The Parties have entered into an Indemnity and Fee Agreement dated as of January 6, 1997 (the "Indemnity Agreement"), to which the Escrow Agent is not a party, pursuant to which the Sellers have certain fee and indemnification obligations to Parent. Capitalized terms used but not defined herein have the meanings assigned such terms in the Indemnity Agreement.

          Under Section 3 of the Indemnity Agreement, the Sellers have agreed to indemnify Parent for certain Losses incurred by Parent in connection with consummation of the Merger. To implement the foregoing, Section 3(a) of the Indemnity Agreement provides that the Sellers shall deliver to the Escrow Agent for deposit into the Escrow $1,000,000 to be used for payment of such indemnity claims.

          The Parties and the Escrow Agent have agreed upon and wish to set forth in this Escrow Agreement the terms and conditions with respect to the amounts to be placed in the Escrow and held by the Escrow Agent hereunder.

          NOW THEREFORE, the Parties and the Escrow Agent agree as follows:

          (i) Escrow Agent. The Parties hereby designate and appoint the Escrow Agent to serve in accordance with the terms, conditions and provisions of this Escrow Agreement, and the Escrow Agent hereby agrees to act as such, upon the terms, conditions and provisions provided in this Escrow Agreement.

          (ii) Establishment of the Escrow. Concurrently with the execution of this Escrow Agreement, subject to the terms and provisions herein contained, the Sellers have delivered $1,000,000 (the "Escrow Amount") by wire transfer of immediately available funds to the Escrow Agent for deposit into the Escrow. Subject to the right of the Escrow Agent to resign as provided in Section 10 hereof, the Escrow Agent shall hold the Escrow Amount and shall not disburse the Escrow Amount except as provided in Sections 4, 5 and 6 hereof.

          (iii) Investment of Escrow Amount. Until termination of this Escrow Agreement, the Escrow Agent shall invest and reinvest the Escrow Amount in U.S. treasury bills or treasury notes, and upon and in accordance with the written instructions of the Sellers, in any other direct obligation issued by or guaranteed in full as to principal and interest by the United States of America or in certificates of deposit issued by one or more commercial banks having capital, surplus and undivided profits of not less than $100,000,000 (including the Escrow Agent, if applicable), in each case with a maturity of less than 180 days. None of the Escrow Agent, the Sellers or Parent shall be liable or responsible in any manner for any loss or depreciation resulting from any such investment or liquidation, or for any costs in connection therewith, and all of said losses and costs shall be borne by the Escrow.

          (iv) Indemnification Claims and Indemnification Escrow Amount. If Parent requests a payment from the Escrow Amount in connection with a claim for indemnification (an "Indemnification Claim") pursuant to Section 3(b) of the Indemnity Agreement, then Parent shall notify the Escrow Agent and the Sellers in writing of such request, describing in such notice (an "Indemnification Notice") the nature of the claim and the amount thereof if then ascertainable or, if not ascertainable, the estimated maximum amount thereof. On the 10th business day (the "Indemnification Disbursement Date") following the Escrow Agent's receipt of the Indemnification Notice, the Escrow Agent shall disburse to Parent from the Escrow Amount the amount of funds requested by Parent in such Indemnification Notice unless prior to the Indemnification Disbursement Date the Sellers deliver to each of the Escrow Agent and Parent a written notice disputing (a "Dispute Notice") Parent's right to all or part of the amount of funds set forth in the Indemnification Notice (a "Disputed Amount"). If prior to the Indemnification Disbursement Date, the Escrow Agent receives a Dispute Notice, then the disputed portion of such Indemnification Claim shall be an "Open Indemnification Claim" and the Escrow Agent shall reserve (an "Indemnification Claim Reserve") a portion of the Escrow Amount equal to the Open Indemnification Claim. Thereafter, the Indemnification Claim Reserve shall be disbursed by the Escrow Agent from the Escrow Amount to Parent in accordance with either
(a) joint written instructions by each of Parent and the Sellers or
(b) a Final Determination with respect to such Indemnification Claim signed by the sole arbitrator or by at least two of the three arbitrators (as the case may be) in accordance with Section 3(g) of the Indemnity Agreement. The Indemnification Claim Reserve shall not be disbursed by the Escrow Agent except in the manner set forth in the preceding sentence.

          (v)  Release and Application of Escrow Amount.  The
Escrow Agent shall hold the Escrow Amount under the provisions of this Escrow Agreement until authorized hereunder to deliver such funds or any specified portion thereof as follows:

               (1) Payments of the Escrow Amount shall be made to Parent in satisfaction of Indemnification Claims made by Parent, in the manner and to the extent authorized under Section 4 hereof.

               (2)  The entire balance of the Escrow Amount
remaining, minus the aggregate amount of the then existing Indemnification Claim Reserves for Open Indemnification Claims, minus amounts then payable (and not yet paid) by the Sellers to the Escrow Agent under Section 11 hereof, shall be paid to the Sellers on a date which is five (5) days after the end of the 18-month period following the date of this Agreement (the "Escrow Disbursement Date").

               (3) After the Escrow Disbursement Date, at such time when a final determination is made for each Open Indemnification Claim, (i) the amount payable to Parent under the Final Determination for such Open Indemnification Claim shall be paid to Parent from the Indemnification Claim Reserve for such Open Indemnification Claim and (ii) the balance of such Indemnification Claim Reserve, minus amounts then payable (and not yet paid) by the Sellers to the Escrow Agent pursuant to Section 11 hereof, shall then be paid to the Sellers.

               (4) Notwithstanding any provision herein to the contrary, if at any time the Parties (other than the Escrow Agent) jointly execute a written notice to the Escrow Agent providing the Escrow Agent with disbursement instructions for all or part of the Escrow Amount then remaining, the Escrow Agent shall disburse all or a part of such Escrow Amount in accordance with the instructions contained in such notice.

          (vi) Investment Income. Income, interest, increments and realized gains paid upon the Escrow Amount held in the Escrow shall be paid to Sellers upon their demand therefor and not become part of the Escrow Amount.

          (vii) Responsibilities of the Escrow Agent. The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Escrow Agent shall have no responsibility for the validity of any agreements referred to in this Escrow Agreement, or for the performance of any such agreements by any party thereto or for interpretation of any of the provisions of any of such agreements. The liability of the Escrow Agent hereunder shall be limited solely to bad faith, willful misconduct or negligence on its part. The Escrow Agent shall be protected in acting upon any certificate, notice or other instrument whatsoever received by the Escrow Agent under this Escrow Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Escrow Agent in good faith believes to be genuine and to have been signed or presented by a proper person or persons. The Escrow Agent shall have no responsibility as to the validity, collectibility or value of any property held by it in the Escrow pursuant to this Escrow Agreement and the Escrow Agent may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it believes to be genuine and to have been signed or presented by a proper person or persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to any property held by it in the Escrow pursuant to this Escrow Agreement which, in the opinion of the Escrow Agent, are in conflict with any of the provisions of this Escrow Agreement, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by all of the other Parties or by an order of a court of competent jurisdiction. The Escrow Agent shall be deemed to have no notice of, or duties with respect to, any agreement or agreements with respect to any property held by it in the Escrow pursuant to this Escrow Agreement other than this Escrow Agreement or except as otherwise provided herein. This Escrow Agreement sets forth the entire agreement between the Parties and the Escrow Agent as escrow agent. Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment to this Escrow Agreement) between any of the Parties, the Escrow Agent shall have no interest in the property held by it in escrow pursuant to this Escrow Agreement except as provided in this Escrow Agreement. In the event that any of the terms and provisions of any other agreement (excluding any amendment to this Escrow Agreement) between any of the Parties conflict or are inconsistent with any of the terms and provisions of this Escrow Agreement, the terms and provisions of this Escrow Agreement shall govern and control in all respects.

          (viii) Amendment and Cancellation. The Escrow Agent shall not be bound by any cancellation, waiver, modification or amendment of this Escrow Agreement, including the transfer of any interest hereunder, unless such modification is in writing and signed by Parent and the Sellers and, if the duties of the Escrow Agent hereunder are affected in any way, the Escrow Agent.

          (ix) Legal Counsel. The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel. The reasonable cost of such services shall be added to and be a part of the Escrow Agent's fee hereunder.

          (x) Resignation. The Escrow Agent shall have the right, in its discretion, to resign as agent at any time, by giving at least thirty (30) days' prior written notice of such resignation to Parent and the Sellers. In such event Parent will promptly select a bank with capital, surplus and undivided profits of not less than $100,000,000, which will be appointed as successor Escrow Agent, and the Company, Parent and the Sellers will enter into an agreement with such bank in substantially the form of this Escrow Agreement. Resignation by the Escrow Agent shall relieve the Escrow Agent of any responsibility or duty thereafter arising hereunder, but shall not relieve the Escrow Agent of responsibility to account to any other party hereto for funds received by the Escrow Agent prior to the effective date of such resignation. If a substitute for the Escrow Agent hereunder shall not have been selected, as aforesaid, the Escrow Agent shall be entitled to petition any court for the appointment of a substitute for it hereunder or, in the alternative, it may (i) transfer and deliver the funds deposited in the Escrow to or upon the order of such court or (ii) keep safely all funds in the Escrow until it receives joint notice from Parent and the Sellers of a substitute appointment. The Escrow Agent shall be discharged from all further duties hereunder upon acceptance by the substitute of its duties hereunder or upon transfer and delivery of the said funds in said Escrow to or upon the order of any court.

          (xi) Fees. Parent, on the one hand, and the Sellers (on the other hand) each are liable for one-half of the Escrow Agent's fees and expenses for its services hereunder including inception fees, which Parent and the Seller, respectively, will pay on the Effective Date before the deposit of the Escrow Amount into the Escrow pursuant to Section 3 of the Indemnity Agreement. The Escrow Agent does not have and will not have any interest in the funds deposited hereunder but is serving only as escrow holder and having only possession thereof.

          (xii) Payments. At any time the Escrow Agent is required to distribute or pay over any amounts held by or received by it under any of the provisions of this Escrow Agreement Parent or the Sellers, such distribution and payment shall be effected by issuance of the Escrow Agent's check in the appropriate amount payable to Parent or each of the Sellers, as the case may be, and by mailing of such check to Parent or the Sellers, as the case may be, at the address of the Company, Parent or the Sellers, respectively, set forth in Section 14 hereof; provided that:

               (1) any Party may, by written notice delivered to the Escrow Agent, direct that payment of cash required to be distributed to such Party be effected (i) by deposit or wire transfer of such amounts to one or more accounts designated by such Party, or (ii) by mailing the Escrow Agent's check for such amounts to any other or changed address specified in such notice, and payments after such notice is received shall be made in accordance with such notice (until changed by subsequent notice delivered by such Party to the Escrow Agent); and

               (2) subject to compliance by any Party with the provisions of this Escrow Agreement, in the event of any transfer or assignment or otherwise by operation of law, or by sale, assignment, contract, security agreement or otherwise, of any right to receive payment of any part of any amounts held by the Escrow Agent (notice of which sale, transfer or assignment shall be given by the Company to the Escrow Agent prior thereto) by such Party, the Escrow Agent shall nevertheless be entitled to withhold payment of any amounts to such assignee, transferee or successor in interest until written instructions from such assignee, transferee or successor in interest are delivered to the Escrow Agent specifying the mailing address or account of such assignee, transferee or successor in interest pursuant to the foregoing provisions of this Section 12.

          (xiii) Taxation of Interest Earned on Investment of Escrow Amount. The Sellers hereby acknowledge that, for federal and state income tax reporting purposes, the interest earned on the investment of the Escrow Amount shall be income of the Sellers.
The Escrow Agent shall be responsible for reporting any interest earned to the Internal Revenue Service.

          (xiv)     Notices.   All notices, requests, demands,
claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered, if personally delivered, (ii) when receipt is electronically confirmed, if faxed (with hard copy to follow via first class mail, postage prepaid),
(iii) one day after deposit with a reputable overnight courier, or
(iv) three days after deposit into first class mail, in each case addressed to the intended recipient as set forth below:

If to the Escrow Agent:

          ___________________________
          ___________________________
          ___________________________
          ___________________________
          Attention:  __________________
          Telecopy #:  _________________

If to Parent:

          H.I.G. Capital Management
          1001 South Bayshore Drive
          Suite 2310
          Miami, Florida 33131
          Attn:     Brian D. Schwartz
          Telecopy #: (305) 379-2013


with a copy (which shall not constitute notice) to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois  60601
          Attn:  James L. Learner, Esq.
          Telecopy #:  (312) 861-2200

If to the Sellers:

          Eric Rascoe
          524 Sandrae Drive
          Pittsburgh, PA 15243

          David H. Weis
          144 Thornberry Drive
          Pittsburgh, PA 15235

with a copy (which shall not constitute notice) to:

          _____________________________
          _____________________________
          _____________________________
          _____________________________

Any Party may change the address and/or telecopier number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth. Notwithstanding any of the foregoing, no notice or instructions to the Escrow Agent shall be deemed to have been received by the Escrow Agent prior to actual receipt by the Escrow Agent, and any computation of a time period which is to begin after receipt of a notice by the Escrow Agent shall run from the date of such receipt by the Escrow Agent.

          (xv) Captions. The section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Escrow Agreement.

          (xvi) Execution by Escrow Agent. The execution of this Escrow Agreement by the Escrow Agent shall constitute a receipt for the Escrow Amount.

          (xvii) Indemnification of Escrow Agent. Parent and the Sellers agree, jointly and severally, to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any loss, liability, claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement, except for bad faith, negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this
Section 17 shall survive termination of this Escrow Agreement.

          (xviii)   Escrow Agreement as Security Only.  The escrow
arrangement under this Escrow Agreement serves only as security for the Sellers' obligations pursuant to Section 3 of the Indemnity Agreement to the extent and in the manner provided herein and in no way shall limit the amount of liability which may be incurred by Parent pursuant to such obligations.

          (xix) Disagreements. If any disagreement or dispute arises between the Parties concerning the meaning or validity of any provision under this Escrow Agreement or concerning any other matter relating to this Escrow Agreement, the Escrow Agent (a) shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order or indemnification, and (b) may deposit, in its sole and absolute discretion, the Escrow Amount or that portion of the Escrow Amount it then holds with any court of competent jurisdiction and interplead the Parties. Upon such deposit and filing of interpleader, the Escrow Agent shall be relieved of all liability as to the Escrow Amount and shall be entitled to recover from the Parties its reasonable attorneys' fees and other costs incurred in commencing and maintaining such action.


          (xx) Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

          (xxi) Counterparts. This Escrow Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.


                    *     *     *     *     *

           IN WITNESS WHEREOF, the Parties hereunto have duly caused this Escrow Agreement to be executed as of the first day above written.



     HEAT, INC.

     By:  __/s/ Anthony Tamer____________________
     Anthony Tamer


     By:  ___/s/ David H.  Weis_________
     David H. Weis


     By:  ___/s/ Eric Rascoe_________
     Eric Rascoe



     ESCROW AGENT:

     ____________________________________________

     By:  ______________________________________

     Its: _________________________________________